UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ___________________


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 5, 2005


                          IMAGISTICS INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)


         Delaware                          1-16449                  06-1611068
(State or other jurisdiction      (Commission File Number)         (IRS Employer
     of incorporation)                                               ID Number)


         100 Oakview Drive
        Trumbull, Connecticut                                       06611
(Address of Principal Executive Offices)                          (Zip Code)


       Registrant's telephone number, including area code: (203) 365-7000


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------

Item 2.02. Results of Operations and Financial Condition

     On May 5, 2005, Registrant issued a press release announcing its results of operations for its first fiscal quarter ended March 31, 2005 and certain additional information. A copy of such press release is furnished as Exhibit
99.1 to this Form 8-K Current Report.

     The information in this report, including Exhibit 99.1, is furnished pursuant to Item 2.02 and shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities set forth in that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act.

Item 9.01. Financial Statements and Exhibits

     (c)  The following exhibit is furnished as a part of this Form 8-K Current
          Report:

      Exhibit No.                          Description
      -----------                          -----------

         99.1       Press Release of Imagistics International Inc., dated May 5,
                    2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 5, 2005                         IMAGISTICS INTERNATIONAL INC.
                                          (Registrant)


                                          By:    /s/ MARK S. FLYNN
                                                 -------------------------------
                                          Name:  Mark S. Flynn
                                          Title: Vice President, General Counsel
                                                 and Secretary